Exhibit 10.1

                                  CIMNET, INC.
                     FORM OF NOTICE OF GRANT OF STOCK OPTION
                     ---------------------------------------



                  Notice is hereby given of the following option grant (the "Option") to purchase Common Stock of Cimnet, Inc. (the "Corporation"):

                  Optionee:
                  --------                     -----------------

                  Grant Date:                  1/17/06
                  ----------                   -----------------

                  Exercise Price:              $.60        per share
                  --------------               -----------

                  Number of Option Shares:              shares of Common Stock
                  -----------------------      --------

                  Expiration Date:             1/16/11
                  ---------------              -----------------

                  Type of Option:                     Incentive Stock Option
                  --------------               ------

                                                  X   Non-Statutory Stock Option
                                               ------

                  Date Exercisable:            1/17/06
                  ----------------             -----------------

                  Vesting Schedule:            Fully vested on 1/17/06
                  ----------------             ---------------------------------

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Cimnet, Inc. 2002 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit B.


At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                  Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

                  DATED:   January 17, 2006



                                               CIMNET, INC.



                                               By:
                                                   ----------------------------
                                                   Name:  John D. Richardson
                                                   Title:  President and CEO



                                               OPTIONEE



                                               --------------------------------
                                               Name:
                                               Address:


                   Attachments:
                   -----------
                   Exhibit A - Stock Option Agreement
                   Exhibit B - Cimnet, Inc. 2002 Stock Option Plan

                                                                       EXHIBIT A

                                  CIMNET, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------


                                    RECITALS

         A. The Board has adopted the Stock Option Plan (the "Plan") for the purpose of recruiting and retaining the services of selected employees, directors, officers, agents, consultants, independent contractors and advisors in the service of the Corporation (or any Parent or Subsidiary).

         B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of the Plan in connection with the Corporation's grant of an option to Optionee.

         C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

                  NOW, THEREFORE, it is hereby agreed as follows:

         1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2. Option Term. This option shall have a term as set forth in the Notice of Grant and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

         3. Limited Transferability. During Optionee's lifetime, this option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

         4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

         5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

                  (b) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the six (6) month period measured from the date of Optionee's death or (ii) the Expiration Date.

                  (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                  Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

                  (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee's cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

                  (e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

          6.      Accelerated Vesting; Corporate Transaction.

                  (a) In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the

Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares.

                  (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding.

                  This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         7.       [Intentionally Left Blank]

         8. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         9. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

         10.      Manner of Exercising Option.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                           (i)      Execute and deliver to the Corporation a
Purchase Agreement for the Option Shares for which the option is exercised.

                           (ii)     Pay the aggregate Exercise Price for the
purchased shares in one or more of the following forms:

                           (A)      cash or check made payable to the
                  Corporation; or

                           (B)      a promissory note payable to the
                  Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

                           Should the Common Stock be registered under Section
                  12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                           (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                           (D) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                           Except to the extent the sale and remittance
                  procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                             (iii)  Furnish to the Corporation appropriate
documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                             (iv)   Execute and deliver to the Corporation such
written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                             (v)    Make appropriate arrangements with
Corporation (or Parent or Subsidiary employing or retaining Optionee) for satisfaction of all Federal, state and local income and employment withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this option be exercised for any fractional shares.

         11.      Compliance with Laws and Regulations.

                  (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

         12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of; and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

         13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Corporation's books and records. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

         15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state in which the Corporation is incorporated without resort to that State's conflict-of-laws rules.

         16. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

         17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability, if applicable.

                  (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise' first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

                  (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    APPENDIX


                  The following definitions shall be in effect under the
Agreement:

A.       Agreement shall mean this Stock Option Agreement.

B.       Board shall mean the Corporation's Board of Directors.

C.       Code shall mean the Internal Revenue Code of 1986, as amended.

D.       Common Stock shall mean the Corporation's common stock.

E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                       (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                       (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

F.       Corporation shall mean Cimnet, Inc., a Delaware corporation.

G. Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 10 of the Agreement.

J. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                       (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported on the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

0. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

Q.       1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option Shares shall mean the number of shares of Common Stock subject to the option.

T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.       Plan shall mean the Corporation's 2002 Stock Option Plan.

W. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

X. Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Y. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AA.      Vesting Schedule shall mean the vesting schedule specified in the Grant
Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                                                                       EXHIBIT B



                                  CIMNET, INC.


                             2002 STOCK OPTION PLAN
                             ----------------------


                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------


      I.          Purpose of the Plan

                  The Cimnet, Inc. 2002 Stock Option Plan (the "Plan") is intended to assist Cimnet, Inc., a Delaware corporation (the "Company"), and any entity which controls, is controlled by, or is under common control with the Company ("Related Entities") in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, "Participants"), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its stockholders.

                  Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

      II.         Structure of the Plan

                  Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options ("Stock Options") to purchase shares of the Company's Common Stock, $.0001 par value (the "Common Stock"). The Stock Options granted under the Plan are intended to be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not meet the requirements of Incentive Stock Options ("Non-Statutory Stock Options").

      III.        Administration of the Plan

                  A. The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to determine Fair Market Value, to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan ("Agreements"), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

                  B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

      IV.         Eligibility

                  A. The persons eligible to participate in the Plan are as follows:

                     (i) Employees, directors and officers of the Company or any Related Entity;

                     (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

                     (iii) consultants agents and other independent advisors who provide services to the Company or to any Related Entity.

      V.          Stock Subject to the Plan

                  A. Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

                  B. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares.

                  C. Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

                  D. Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                               STOCK OPTION GRANTS
                               -------------------

      I.          Stock Option Terms

                  Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

                  A.       Exercise Price.

                  1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

                  2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not be less than the Fair Market Value on the date the Incentive Stock Option is granted, provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted owns stock of the Company or a Related Entity possessing more than ten percent (10%) of the aggregate voting power of all classes of stock of the Company or such Related Entity ("10% Stockholder"), the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

                  3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

                  4. Cashless Exercise. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

                           (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

                           (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B.       Effect of Termination of Service.

                  1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

                           (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                           (ii) Should Participant's Service terminate by reason of Disability, then the Participant shall have a period of six
         (6) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                           (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant's will or the laws of descent and distribution shall have a period of six (6) month following the date of the Participant's death during which to exercise each outstanding Stock Option previously held by such Participant.

                           (iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

                           (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

                           (vi) Should Participant's Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

                  2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

                           (i) extend the period of time for which the Stock Option is to remain exercisable, following Participant's cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                           (ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

                  C. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the record holder of the purchased shares.

                  D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

                  E. Limited Transferability of Stock Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant's death.

         II.      Incentive Stock Options

                  The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Stock Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

                  D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

         III.     Corporate Transaction

                  A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding Stock Option shall not vest on such an accelerated basis if and to the extent:

                           (i)      such Stock Option is assumed by the
         successor Company (or parent thereof) in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently to be assigned to such successor Company (or parent thereof) or (ii) such Stock Option is to be replaced with a cash incentive program of the successor Company (or parent thereof) which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such Stock Option is subject to other limitations imposed by the Administrator at the time of the option grant.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor Company (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding Stock Options shall terminate and cease to be outstanding, except to the extent assumed by the successor Company (or parent thereof).

                  D. Each Stock Option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the Stock Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Stock Option, provided, however, that the aggregate exercise price payable for such securities shall remain the same.

                  E. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while a Stock Option remains outstanding, to structure one or more Stock Options so that those Stock Options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those Stock Options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those Stock Options are to be assumed in the Corporate Transaction.

                  F. The Administrator shall also have full power and authority, exercisable either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding, to structure such Stock Option so that the shares subject to that Stock Option will automatically vest on an accelerated basis should the Participant's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the Stock Option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any Stock Option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

                  G. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

                  H. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      Cancellation and Regrant of Stock Options

                  The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                                  MISCELLANEOUS
                                  -------------

         I.       Financing

                  The Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

         II.      Effective Date and Term of Plan

                  A. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), provided, however, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any Benefits granted under the Plan shall terminate.

                  B. The Plan shall terminate upon the earliest of (i) March 1, 2012, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding Stock Options in connection with a Corporate Transaction. Upon such Plan termination, all Stock Options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

         III.     Amendment of the Plan

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or unvested stock issuances at the time outstanding under the Plan unless the Participant or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

                  B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised

Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         IV.      Use of Proceeds

                  Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         V.       Withholding

                  The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         VI.      Regulatory Approvals

                  The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

         VII.     No Employment or Service Rights

                  Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining a Participant), which rights are hereby expressly reserved, to terminate a Participant's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------


         The following definitions shall be in effect under the Plan:

                  A.       Board shall mean the Company's Board of Directors.

                  B. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

                  C. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Company is a party:

                           (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

                  D. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

                  E. Employee shall mean an individual who is in the employ of the Company (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  F. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

                  G. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                           (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                           (ii) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than thirty percent (30%).

                  H. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Related Entity) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Related Entity) may consider as grounds for the dismissal or discharge of any Participant, Participant or other person in the Service of the Company (or any Related Entity).

                  I. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

                  J. Service shall mean the provision of services to the Company (or any Related Entity) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

                  K. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  L. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity). # 8125762 v1

                          AMENDMENT TO 2002 STOCK PLAN
                          ----------------------------



                                  CIMNET, INC.

                                 2002 STOCK PLAN


         This Cimnet, Inc. 2002 Stock Plan (the "2002 Plan") is hereby amended as follows:

         1. Article One, Section V, Paragraph B of the 2002 Plan is amended to read as follows:


Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,300,000 shares.


         2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.


                                               Adopted by the Board of Directors
                                               this 9th day of April 2003.




                                               Approved by the Stockholders
                                               this day of May 20, 2003

                          AMENDMENT TO 2002 STOCK PLAN
                          ----------------------------



                                  CIMNET, INC.

                                 2002 STOCK PLAN


         This Cimnet, Inc. 2002 Stock Plan (the "2002 Plan") is hereby amended as follows:

         1. Article One, Section V, Paragraph B of the 2002 Plan is amended to read as follows:


Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 1,600,000 shares.


         2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

         3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.


                                               Adopted by the Board of Directors
                                               this 9th day of April 2004.




                                               Approved by the Stockholders
                                               this day of May 24, 2004